Intermezzo ® Clinical data slide supplement Intermezzo ® Clinical data slide supplement April 8, 2010 Exhibit 99.1

Important note to readers
Important note to readers
The information in this presentation is provided for informational purposes only.  The clinical results and other information included in this presentation should not in any way be construed as predictive of the outcome of any future studies, including, without limitation, a repeat of the same or similar studies or any study conducted to assess the effect of
Intermezzo
®
on study subjects’ ability to drive or to be predictive of the sufficiency of current or future data that may be generated to support FDA approval of Intermezzo
®
for its intended indication.
To the extent investors may consider such results and the information included on these slides to be predictive of the outcome of any future study or the outcome of FDA review of a re-submitted Intermezzo
®
New Drug Application, investors
should be aware that the actual results of any future studies may differ materially from those presented herein due to various risks and uncertainties, including, but not limited to,
•
identical study designs evaluating identical endpoints may produce different study results;
•
different study designs intended to measure the same or similar endpoints may produce different results;
•
different studies in different or progressively larger patient populations could reveal more frequent, more severe or additional side effects that were not seen in earlier studies;
•
the unpredictable nature of clinical trials generally;
•
whether additional data can be generated from new clinical studies to demonstrate sufficiently to the FDA that Intermezzo
®
would not present an unacceptable risk of residual effects, including residual effects that impair next day driving ability; and
•
FDA decisions on the sufficiency of other data submitted or to be submitted in support of a re-submitted Intermezzo
®
NDA
to receive approval for its intended indication and any further delays in, and the final form of, any FDA approval of
Intermezzo
®
.
For more information please read the risk factors section in the Transcept Form 10-K filed with the Securities and Exchange
Commission.

Phase 1 Pharmacokinetic (PK) / Pharmacodynamic (PD) study (2005) Phase 1 Pharmacokinetic (PK) / Pharmacodynamic (PD) study (2005)

Intermezzo
®
: Phase 1 PK/PD study (2005)
Intermezzo
®
: Phase 1 PK/PD study (2005)
Study design: Double-blind, placebo-controlled, daytime, crossover study of 1.0 mg, 1.75 mg and 3.5 mg sublingual zolpidem tartrate tablet in 24 healthy adults (only 1.75 mg and 3.5 mg data shown)
Pharmacokinetic assessment: Blood was collected for up to 12 hours post-dose and plasma was assayed for zolpidem by LC-MS/MS
Pharmacodynamic assessment:
– Digit Symbol Substitution Test (DSST)
– Choice Reaction Test (CRT)
– Symbol Copying Test (SCT)
– Subject rating of sedation (100mm VAS)
– Bushke Word Recall Test
4

Plasma concentration (Mean +/- SE; ng/mL)

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
3.5 mg and 1.75 mg plasma
concentration profile
Intermezzo
®
3.5 mg and 1.75 mg plasma
concentration profile
Intermezzo
®
3.5 mg
Intermezzo
®
1.75 mg
Phase 1 PK/PD Study n=24
Tmax 30-40 min
5
0
10
20
30
40
50
60
70
0 30 60 90 120 150 180 210 240
Time (min)

Δ

DSST
(Change from baseline +/- SE)

Transcept PHARMACEUTICALS, INC.

Intermezzo
®
: mean DSST scores ( from baseline)
Intermezzo
®
: mean DSST scores ( from baseline)
Placebo
Intermezzo
®
1.75 mg
Intermezzo
®
3.5 mg
Phase 1 PK/PD Study n=24
6
0 20 60 90 120 150 180 240 300
-16
-14
-12
-10
-8
-6
-4
-2
0
2

Time (min)

Phase 1 Pharmacokinetic (PK) comparison study (2007) Phase 1 Pharmacokinetic (PK) comparison study (2007)

Intermezzo
®
: Phase 1 PK comparison study (2005)
Intermezzo
®
: Phase 1 PK comparison study (2005)
Study design: Randomized, open-label, comparative, pharmacokinetic study of Intermezzo
®
3.5mg and Ambien
®
10mg in 33 healthy adults
Pharmacokinetic assessment: Blood was collected prior to dosing (T=0 minutes) and at 5, 10, 15, 20, 25, 30, 40 and 50 minutes and 1, 1.5, 2, 3,
4, 5, 6 and 8 hours post-dose
Key assessments: Comparison between AUC
0-5min
, AUC
0-10min
,
AUC
0-15min
, AUC
0-20min
, and C
max
under fasted conditions for Intermezzo
®
3.5mg and Ambien
®
10mg

Mean plasma concentration (ng/ml)

Transcept
PHARMACEUTICALS, INC.

0
20
40
60
80
100
120
140
0 1 2 3 4 5 6 7 8
Time (hours)
3.5 mg Intermezzo
®
vs. 10 mg Ambien
®
plasma profile
3.5 mg Intermezzo
®
vs. 10 mg Ambien
®
plasma profile
Intermezzo
®
3.5mg vs. Ambien
®
10mg PO after an overnight fasting, n=33
9
Intermezzo
®
3.5 mg
Ambien
®
10 mg

Area under the curve (AUC)
(ng.hr/mL)

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
10
Intermezzo
®
3.5mg vs. Ambien
®
10mg PO after an overnight fasting, n=33
9.3x
2.9x
1.4x
Intermezzo
®
3.5 mg
Ambien
®
10 mg
0
1
2
3
4
0 5 10 15 20
Time (min)

Intermezzo ® Phase 3 clinical results Intermezzo ® Phase 3 clinical results Low dose zolpidem for middle of the night (MOTN) insomnia

Intermezzo
®
: Phase 3 sleep lab study (2006)
Intermezzo
®
: Phase 3 sleep lab study (2006)
Principal investigators: Thomas Roth, PhD and Martin Scharf, PhD
Study design: Double-blind, placebo-controlled study for objective
(PSG) evaluation of sleep-onset safety and efficacy of 1.75 mg and
3.5 mg Intermezzo
®
after scheduled MOTN awakening
Study population: 82 non-elderly primary insomnia patients with a history of difficulty falling back to sleep after MOTN awakening.  The patients should have demonstrated a two night average MOTN
awakening of 20 min but not less than 15 min on any one night during the sleep lab screening period
Primary endpoint: Intermezzo
®
3.5 mg Latency to Persistent Sleep
(LPS
MOTN
) vs. placebo

Average Latency to Persistent Sleep
(min)

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
: Objective Latency to Persistent Sleep
following a middle of the night awakening
Intermezzo
®
: Objective Latency to Persistent Sleep
following a middle of the night awakening
Phase 3 Sleep Lab Study n = 82
13
0
10
20
30
40
50
37.29
23.71
14.16
44.64
30.66
16.97
Placebo Intermezzo® 1.75 mg Intermezzo® 3.5 mg Intermezzo
®
1.75mg
p<0.001
vs.
Placebo
p<0.003
vs.
Placebo
p<0.001
vs.
Placebo
p<0.001
vs.
Placebo
Intermezzo
®
3.5mg Placebo
> 60 min awakening (37/82)
All Patients (82/82)

100
90
80
70
60
50
40
30
20
10
0
% Patient Asleep
<10
<20
<30
Time (min)
Placebo
Intermezzo 3.5 mg
Intermezzo 1.75 mg
Baseline

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
: proportion of patients asleep following a
middle of the night awakening
Intermezzo
®
: proportion of patients asleep following a
middle of the night awakening
75%
56%
28%
Phase 3 Sleep Lab Study n = 82

DSST symbol matches per 90 seconds

Patient sedation rating: 0 to 100 scale

Transcept
PHARMACEUTICALS, INC.

Next-day residual effects of Intermezzo
®
1.75 mg
and 3.5 mg vs. placebo
Next-day residual effects of Intermezzo
®
1.75 mg
and 3.5 mg vs. placebo
15
Phase 3 Sleep Lab Study n = 82
0
10
20
30
40
50
60
70
Objective (DSST)
61.88
61.59
60.57
Placebo Intermezzo® 1.75 mg Intermezzo® 3.5 mg
Intermezzo
®
1.75mg
p<0.62
vs.
Placebo
p<0.44
vs.
Placebo
p<0.15
vs.
Placebo
p<0.91
vs.
Placebo
Intermezzo
®
3.5mg Placebo
0
10
20
30
40
50
60
70
Subjective (VAS)
62.35
64.25
63.56

% of patients reporting good or excellent on a 4 point Likert Scale

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
: “Good” or “Excellent” next day ratings
Intermezzo
®
: “Good” or “Excellent” next day ratings
Phase 3 Sleep Lab Study n = 82
16
Sleep Quality
Refreshing Sleep Ability to Function
0
10
20
30
40
50
23.5
32.9
42.6
23.5
36.5
40.0
39.5
47.6
51.3
Placebo Intermezzo® 1.75 mg Intermezzo® 3.5 mg
Intermezzo
®
1.75mg
NS
p<0.017
vs.
Placebo
p<0.001
vs.
Placebo
p<0.001
vs.
Placebo
Intermezzo
®
3.5mg Placebo
p<0.024
vs.
Placebo
p<0.009
vs.
Placebo

Principal investigators: Andrew Krystal, MD and Thomas Roth, PhD
Study design: Randomized, double-blind, placebo controlled,
outpatient study to evaluate the safety and efficacy of Intermezzo
®
3.5 mg for the prn treatment of insomnia after MOTN awakening
Study population: 294 non-elderly primary insomnia patients
demonstrating at least 2 prolonged MOTN awakenings of > 60 min, and at least 4 of > 30 min during an initial two week placebo run-in
Primary endpoint: Post-MOTN Latency to Sleep Onset (LSO
MOTN
) vs.
placebo averaged over the 4-week treatment period
Intermezzo
®
: Phase 3 outpatient study (2008)
Intermezzo
®
: Phase 3 outpatient study (2008)

Latency to Sleep Onset
LS Mean (minutes)

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
: Latency to Sleep Onset, 4 week avg
Intermezzo
®
: Latency to Sleep Onset, 4 week avg
Phase 3 outpatient study n = 294
18
0
10
20
30
40
50
60
70
80
69.42
56.37
68.13
38.22
Baseline
p<0.0001
vs.
Placebo
Intermezzo
®
3.5mg Placebo
Baseline
4 week
treatment
Baseline
4 week
treatment
Baseline

LS Mean (minutes)

Transcept PHARMACEUTICALS, INC.

Intermezzo
®
: Latency to Sleep Onset, weekly
Intermezzo
®
: Latency to Sleep Onset, weekly
Phase 3 outpatient study n = 294
19
Baseline week 1 week 2 week 3 week 4
0
10
20
30
40
50
60
70
Placebo Intermezzo® 3.5 mg
Intermezzo
®
3.5mg
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo

Intermezzo
®
: next day sleepiness/alertness scores,
4 week avg
Intermezzo
®
: next day sleepiness/alertness scores,
4 week avg
Phase 3 outpatient study n = 294
20
0
1
2
3
4
5
6
7
8
9
4.71
5.24
4.87
5.59
Baseline
p<0.0041
vs.
Placebo
Intermezzo
®
3.5mg Placebo
Baseline
4 week
treatment
Baseline
4 week
treatment
Baseline
MORE
ALERT
MORE
SLEEPY

Number of tablets per week

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
: average weekly treatment exposure
Intermezzo
®
: average weekly treatment exposure
21
Placebo
wk 1
Placebo
wk 2
week 1 week 2 week 3 week 4
0
1
2
3
4
5
Placebo Intermezzo® 3.5 mg
Intermezzo
®
3.5mg
Placebo
Phase 3 outpatient study n = 294

Number of MOTN Calls

Transcept
PHARMACEUTICALS, INC.

Distribution of self-reported MOTN awakenings
Distribution of self-reported MOTN awakenings
Phase 3 outpatient study n = 294
22
MOTN treatment call to IVRS
0
200
400
600
800
1000
1200
1400
1600
8-9pm 9-10pm 10 -
11pm
11 -
12am
12-1am 1-2am 2-3am 3-4am 4-5am 5-6am 6-7am

Intermezzo ® is a trademark of Transcept Pharmaceuticals, Inc. 23